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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 2, 1998
                Date of Report (Date of earliest event reported)



                           HORIZON HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-13626               75-2293354
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)



                            1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011
             (Address of principal executive offices and zip code)




                                 (972) 420-8200
                        (Registrant's telephone number,
                              including area code)

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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         On June 2, 1998, the Registrant acquired all of the issued and outstanding shares of capital stock of FPM Behavioral Health, Inc., a Delaware corporation ("FPM"), pursuant to that certain Stock Purchase Agreement dated as of May 1, 1998, by and among the Registrant, Ramsay Managed Care, Inc., a Delaware corporation ("RMCI"), and Ramsay Health Care, Inc., a Delaware corporation ("RHCI"). The shares of FPM capital stock were acquired from Ramsay Managed Care, Inc., the sole stockholder of FPM. Ramsay Managed Care, Inc. is a wholly-owned subsidiary of Ramsay Health Care, Inc.

         FPM provides managed behavioral health care services, employee assistance programs and other related behavioral health care services to health maintenance organizations and self-insured employers. At February 28, 1998, FPM had 46 contracts covering approximately 1,135,000 lives in 9 states. FPM provides its services both through health care professionals employed by FPM and through independent health care professionals that have contracted with FPM on a fee-for-service basis. At April 1998, the FPM provider network was composed of over 2,000 providers. For the nine months ended March 31, 1998, FPM revenues were approximately $19.0 million and pre-tax income was approximately $2.0 million.

         The purchase price was $20,000,000 in cash which the Registrant funded from a term loan advance under its existing credit facility with Chase Bank of Texas, N.A. The Registrant will account for the transaction as a purchase.


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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of FPM Behavioral Health

         The financial statements required by this item are not included in this report and such financial statements will be filed by an amendment to this report filed within sixty days after the date of the filing of this report.

         (b)     Pro Forma Financial Information

         The pro forma financial information required by this item are not included in this report and such pro forma financial information will be filed by an amendment to this report filed within sixty days after the date of the filing of this report.

         (c)     Exhibits

                 Exhibit No.                 Description
                 -----------                 -----------

                     10.1 Stock Purchase Agreement, dated as of May 1, 1998, among the Registrant, Ramsay Managed Care, Inc. and Ramsay Health Care, Inc. (filed herewith).

                     10.2 Escrow Agreement dated June 2, 1998 by and among Registrant, Ramsay Managed Care, Inc., Ramsay Health Care, Inc. and Haythe & Curley (filed herewith).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  HORIZON  HEALTH CORPORATION


Date: June 17, 1998               By: /s/ James W. McAtee
                                     ------------------------------------------
                                     James W. McAtee
                                     Executive Vice President,
                                     Finance & Administration
                                     (Principal Financial Officer)

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                               INDEX TO EXHIBITS



Exhibits
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         Exhibit No.                               Description
         -----------                               -----------

                 10.1             Stock Purchase Agreement, dated May 1, 1998, by and among the Registrant, Ramsay
                                  Managed Care, Inc. and Ramsay Health Care, Inc. (filed herewith).

                 10.2             Escrow Agreement, dated June 2, 1998, by and among the Registrant, Ramsay Managed
                                  Care, Inc. and Ramsay Health Care, Inc. (filed herewith).